                                                                   EXHIBIT 10.1

        AMENDMENT NUMBER SIX TO FACTORING, CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER SIX TO FACTORING, CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 23, 1997, between THE SIRENA APPAREL GROUP, INC., a Delaware corporation ("Sirena"), and HELLER FINANCIAL, INC., a Delaware corporation ("Heller") and amends that certain Factoring, Credit and Security Agreement, dated as of August 19, 1994, between Sirena and Heller, as amended from time to time (the "Agreement") and is based upon the following facts:

                                    RECITALS

A.      Sirena has requested that Heller amend certain terms of Agreement.

B. Heller has agreed to amend certain terms of the Agreement in accordance with Sirena's request.

                                   AGREEMENT

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sirena and Heller, intending to be legally bound, hereby amend the Agreement as follows:

1. Unless specifically defined herein, all capitalized terms contained in this Amendment shall have the definition ascribed to such terms in the Agreement.

2. The Agreement is amended by deleting the definitions of "Maximum Revolving Loan Amounts" and "Maximum Special Advances Amount" and substituting the following definitions of "Maximum Revolving Loan Amount" and "Maximum Special Advances Amount":

        "Maximum Revolving Loan Amount" means, as of any date of determination, an amount equal to the lesser of: (a) an amount equal to (i) fifty percent (50%) of Eligible Inventory consisting of raw materials plus
        (ii) fifty percent (50%) of Eligible Inventory either which is Current Season Inventory or which consists of finished goods for which Sirena has confirmed purchase orders in house for future shipments plus (iii) forty percent (40%) of eligible Inventory consisting of Previous Season Inventory which is on hand at any time on or prior to October 31st of the then current Shipping Season plus (iv) twenty-five percent (25%) of Eligible Inventory consisting of Previous Season Inventory which is on hand at any time during the period from November 1 through June 30th of the then current Shipping Season less (v) such reserves as Heller, in its sole reasonable discretion, elects to establish; and (b) an amount equal to the lesser of (i) the maximum aggregate outstanding amounts of Revolving Loans as set forth in the following table for the applicable periods set forth in the following table and (ii) $1,000,000 in excess of each of the maximum aggregate outstanding amounts of Revolving Loans projected to be needed by Sirena for the periods set forth in the following table in accordance with Projections delivered by Sirena to Heller in accordance with the terms of this Agreement and acceptable to Heller, in its sole discretion:


                                        MAXIMUM AGGREGATE OUTSTANDING
        PERIOD                            AMOUNT OF REVOLVING LOANS
---------------------------------------------------------------------

January and February, 1997 and
each January and February                       $5,000,000
thereafter
---------------------------------------------------------------------
March, 1997 and each March
thereafter                                      $4,000,000
---------------------------------------------------------------------
April and May, 1997 and each
April and May thereafter                        $2,000,000
---------------------------------------------------------------------
June and July, 1997 and each
June and July thereafter                        $1,000,000
---------------------------------------------------------------------
August, 1997 and each August
thereafter                                      $2,000,000
---------------------------------------------------------------------
September, 1997 and each
September thereafter                            $3,500,000
---------------------------------------------------------------------
October, 1997 and each October
thereafter                                      $4,000,000
---------------------------------------------------------------------
November, 1997 and each November
thereafter                                      $4,500,000
---------------------------------------------------------------------
December, 1997 and each December
thereafter                                      $5,000,000
---------------------------------------------------------------------

"Maximum Special Advances Amount" means, as of any date of determination, an amount equal to the lesser of: (a) the maximum aggregate outstanding amounts of Special Advances as set forth in the following table for the applicable periods set forth in the following table; and (b) $1,000,000 in excess of each of the maximum aggregate outstanding amounts of Special Advances projected to be needed by Sirena for the periods set forth in the following table in accordance with Projections delivered by Sirena to Heller in accordance with the terms of this Agreement and acceptable to Heller, in its sole discretion:


                                        MAXIMUM AGGREGATE OUTSTANDING
        PERIOD                            AMOUNT OF SPECIAL ADVANCES
---------------------------------------------------------------------

January, 1997 and each January
thereafter                                      $2,000,000
---------------------------------------------------------------------
February and March, 1997 and each
February and March thereafter                   $1,000,000
---------------------------------------------------------------------
April, May, June, July and
August, 1997 and each April, May,
June, July and August thereafter                $-0-
---------------------------------------------------------------------
September, 1997 and each
September thereafter                            $  500,000
---------------------------------------------------------------------
October, 1997 and each October
thereafter                                      $1,000,000
---------------------------------------------------------------------
November, 1997 and each
November thereafter                             $1,500,000
---------------------------------------------------------------------
October, 1997 and each December
thereafter                                      $2,000,000
---------------------------------------------------------------------

3. The Agreement is amended by deleting subpart (B)(2) of subsection 2.1 and substituting the following new subpart:

        (2) Heller shall have no obligation to make Factoring Advances, Special Advances, Revolving Loans or issue Supplier/Factor Guaranties to the extent the amount of any requested Factoring Advance, Special Advance, Revolving Loan or Supplier/Factor Guaranty, when added to then outstanding aggregate Obligations, would cause the then outstanding aggregate Obligations to exceed $20,000,000.

4. Subsection 2.2 of the Agreement is amended by deleting subpart (A) and substituting the following new subpart (A), and also by adding the following new subpart (E):

        (A) So long as no Event of Default has occurred and is continuing, Factoring Advances shall bear interest from the date such Factoring Advances are made to the date paid at a rate per annum (meaning 360 days) equal to three eighths of one percent (0.375%) plus the Prime Rate (the "Factoring Advances Inerest Rate"). So long as no Event of Default has occurred and is continuing, Special Advances, Revolving Loans and all other Obligations of Sirena (including, without limitation, reimbursement obligations in connection with the Supplier/Factor Guaranties) shall bear interest from the date such Special Advances and/or Revolving Loans are made or such other obligations (including Obligations arising in connection with the Supplier/Factor Guaranties) of Sirena become due to the date paid at a rate per annum (meaning 360 days) equal to two percent (2.0%) plus the Prime Rate (the "Revolving Loan Interest Rate"). After the occurrence of an Event of Default and for so long as such Event of Default continues, the Factoring Advances, Special Advances, Revolving Loans and all other Obligations (including Obligations arising in connection with the Supplier/Factor Guaranties) of Sirena shall, at Heller's option, bear interest at a rate per annum (meaning 360 days) equal to three percent (3.0%) plus the Revolving Loan Interest Rate. Interest on Factoring Advances, Special Advances, Revolving Loans and all other Obligations shall be computed on the daily principal balance net of all payments received from Sirena or on behalf of Sirena and net of the Purchase Price of Accounts. Interest will be calculated daily on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be charged to the account of Sirena at the end of each month. Any publicly announced change in the Prime Rate shall result in an adjustment to the Factoring Advances Interest Rate and the Revolving Loan Interest Rate on the next Business Day.

        (E) Excess Inventory Interest. As of the last day of each month set forth below, Siren's aggregate Inventory, at the lower of cost or market on a FIFO basis in accordance with GAAP, shall be an amount less than or equal to the amounts set forth below.

                Month                           Target Inventory
                -----                           ----------------

-------------------------------------------------------------
          July, 1997                     $6,000,000
-------------------------------------------------------------
         August, 1997                    $7,000,000
-------------------------------------------------------------
       September, 1997                   $8,000,000
-------------------------------------------------------------
        October, 1997                   $11,000,000
-------------------------------------------------------------
       November, 1997                   $11,500,000
-------------------------------------------------------------
       December, 1997                   $13,000,000
-------------------------------------------------------------
       January, 1998                    $15,500,000
-------------------------------------------------------------
       February, 1998                   $16,000,000
-------------------------------------------------------------
        March, 1998                     $14,000,000
-------------------------------------------------------------
        April, 1998                      $9,500,000
-------------------------------------------------------------
         May, 1998                       $6,500,000
-------------------------------------------------------------
        June, 1998                       $5,000,000
-------------------------------------------------------------

                If on the last day of any month set forth above, Sirena's actual Inventory exceeds the corresponding Target Inventory, then for such month Sirena will pay to Heller additional interest of one percent (1.0%) per annum on that portion of the Revolving Loans equal to the difference between the actual Inventory minus the Target Inventory on the last day of such month. For example, if on July 31, 1997 Sirena's actual Inventory is $8,000,000, then for July, 1997 Sirena would pay the one percent (1.0%) additional interest on the first $2,000,000 of Revolving Loans.

5. The Agreement is amended by deleting subsection 2.5 in its entirety and substituting the following new subsection:

        2.5 Term of this Agreement. This Agreement will continue until August 18, 2000 (the "Original Term") and shall remain in force and effect thereafter but it may be terminated by either party giving the other written notice at least sixty (60) days prior to the end of the Original Term or at any time after the end of the Original Term, which written notice shall clearly state such party's intention to terminate at the end of the Original Term or at the end of such sixty (60) day period if after the Original Term; provided, however, that Sirena may prepay and terminate the Revolving Loan Facility at any time by paying in full all of the outstanding Revolving Loans, including all accrued and unpaid interest thereon. The Commitments shall (unless earlier terminated) terminate on the Termination Date. In addition, this Agreement may be terminated as set forth in Section 8.3 hereof. Upon termination in accordance with Section 8.3 or on the Termination Date, all Obligations shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all Obligations have been fully paid and satisfied, Heller, shall be entitled to retain security interests in and liens upon all Collateral, and even after payment of all Obligations hereunder, the obligation of Sirena to indemnify Heller in accordance with the terms hereof shall continue.

6. The Agreement is amended by deleting subsection 5.3 in its entirety and substituting the following new subsection.

        5.3 Inspection. Sirena shall permit Heller and any authorized representatives designated by Heller to visit and inspect any of the properties of Sirena or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Sirena acknowledges that Heller intends to make such inspections on at least a quarterly basis.

7. The Agreement is amended by deleting Section 6 in its entirety and substituting the following new section:

                           SECTION 6   FINANCIAL COVENANTS

            Sirena covenants and agrees that so long as any of the Commitments remain in effect and until payment in full of all Obligations, Sirena shall comply with and shall cause each of its Subsidiaries to comply with all covenants in this Section 6 applicable to such Person.

        6.1 Tangible Net Worth. As of each date set forth below, Sirena shall maintain Tangible Net Worth of at least the amounts set forth below.

                          DATE               TANGIBLE NET WORTH
                          ----               ------------------
                        06/30/97                $8,000,000
                        09/30/97                 6,000,000
                        12/31/97                 6,500,000
                        03/31/98                10,000,000
                        06/30/98                10,000,000
                The last day of each
                quarter of a Fiscal Year
                thereafter                       6,000,000

        6.2 Working Capital. As of each date set forth below, Sirena shall maintain Working Capital of at least the amounts set forth below. "Working Capital" means the current assets of Sirena on a consolidated basis decreased by (a) the current liabilities of Sirena on a consolidated basis and (b) the amount of any obligations owing to Sirena or any of its Subsidiaries by any Affiliate of Sirena or any of its Subsidiaries.


                          DATE               TANGIBLE NET WORTH
                          ----               ------------------
                        06/30/97                $7,000,000
                        09/30/97                 5,000,000
                        12/31/97                 5,000,000
                        03/31/98                 8,000,000
                        06/30/98                 8,000,000
                The last day of each
                quarter of a Fiscal Year
                thereafter                       6,000,000

        6.3 Ratio of Indebtedness to Tangible Net Worth. As of each date set forth below, the ratio of (a) Sirena's Indebtedness, on a consolidated basis, to (b) Sirena's Tangible New Worth shall not be greater than the ratios set forth below.


                            DATE        RATIO
                          --------     --------
                          06/30/97      0.8:1
                          09/30/97      1.1:1
                          12/31/97      1.4:1
                          03/31/98      0.8:1
                          06/30/98      0.8:1
      The last day of each
      quarter of a Fiscal Year          1.9:1
      thereafter



8. The Agreement is amended by adding the Second Allonge to Revolving Note attached hereto as Attachment "A" to the form of Revolving Note attached to the Agreement as Exhibit 1.1(D).

9. The Agreement is amended by adding the Second Allonge to Special Advances Note attached hereto as Attachment "B" to the form of Special Advances Note attached to the Agreement as Exhibit 1.1(E).

10. This Amendment shall be deemed effective as of the date of this Amendment. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.



                               THE SIRENA APPAREL GROUP, INC.,
                               a Delaware corporation




                               By:     /s/  [SIG]
                                  ----------------------------------------

                               Title:  Exec. V.P., Chief Financial Officer
                                     -------------------------------------



                               HELLER FINANCIAL, INC.,
                               a Delaware corporation




                               By:     /s/  [SIG]
                                  ----------------------------------------

                               Title:  Sr. V.P. 7/1/97
                                     -------------------------------------

                                 ATTACHMENT "A"

                                 SECOND ALLONGE
                                       TO
                                 REVOLVING NOTE



        The Revolving Note dated August 19, 1994 (the "Note") and issued by THE SIRENA APPAREL GROUP, INC. ("Sirena") to HELLER FINANCIAL, INC. ("Heller") in the principal amount of the lesser of (i) Six Million Dollars ($6,000,000.00) or (ii) the unpaid principal amount of all Revolving Loans made by Heller to Sirena under that certain Factoring, Credit and Security Agreement dated as of August 19, 1994, to which this Second Allonge is attached, and which evidences said Revolving Loans, is hereby amended by deleting the title and first paragraph thereof and by substituting the following new title and first paragraph.

                                 REVOLVING NOTE

$5,000,000                                              As of August 19, 1994

FOR VALUE RECEIVED, the undersigned, THE SIRENA APPAREL GROUP, INC., a Delaware corporation ("Sirena"), promises to pay to the order of HELLER FINANCIAL, INC. ("Heller") at its office at 505 North Brand Boulevard, Glendale, California 91203, or at such other place as the holder hereof may appoint, the lesser of
(i) Five Million Dollars ($5,000,000) or (ii) the unpaid principal amount of all Revolving Loans made by Heller to Sirena under that certain Factoring, Credit and Security Agreement dated as of August 19, 1994, as amended from time to time (the "Credit Agreement"), with interest from the date hereof calculated daily at the rate per annum (meaning 360 days) equal to two percent (2.0%) plus the reference rate of interests (the "Prime Rate") as announced from time to time by Bank of America National Trust and Savings Association (the "Reference Bank"), until due or declared due, payable on the whole amount of said principal sum remaining from time to time unpaid, together with exchange, commission, charges, collection expenses, and reasonable attorneys' fees. The maximum principal amount of all outstanding Revolving Loans is limited in accordance with the provisions contained in the Credit Agreement and, at times, is less than Five Million Dollars ($5,000,000).

        This Second Allonge shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of California.

        Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Factoring, Credit and Security Agreement described above.


Dated:  June 23, 1997






                                        THE SIRENA APPAREL GROUP, INC.



                                        By:     [SIG]
                                           -------------------------------

                                        Title:    EVP, CFO
                                              ----------------------------


                                        HELLER FINANCIAL, INC.



                                        By:     [SIG]
                                           -------------------------------

                                        Title:   Sr. V.P.    7/1/97
                                              ----------------------------

                                  ATTACHMENT B

                                 SECOND ALLONGE
                                       TO
                             SPECIAL ADVANCES NOTE

        The Special Advances Note dated January 27, 1995 (the "Note") and issued by THE SIRENA APPAREL GROUP, INC. ("Sirena") to HELLER FINANCIAL, INC. ("Heller") in the principal amount of the lesser of (i) Three Million Dollars ($3,000,000.00) or (ii) the unpaid principal amount of all Special Advances made by Heller to Sirena under the Factoring, Credit and Security Agreement dated as of August 19, 1994, to which this Second Allonge is attached, and which evidences said Special Advances, is hereby amended by deleting the title and first paragraph thereof and by substituting the following new title and first paragraph.


                             SPECIAL ADVANCES NOTE

$2,000,000                                               As of January 27, 1995

        FOR VALUE RECEIVED, the undersigned, THE SIRENA APPAREL GROUP, INC., a Delaware corporation ("Sirena"), promises to pay to the order of HELLER FINANCIAL, INC. ("Heller") at its office at 505 North Brand Boulevard, Glendale, California 91203, or at such other place as the holder hereof may appoint, the lesser of (i) Two Million Dollars ($2,000,000) or (ii) the unpaid principal amount of all Special Advances made by Heller to Sirena under that certain Factoring, Credit and Security Agreement dated as of August 19, 1994, as amended from time to time (the "Credit Agreement"), with interest from the date hereof calculated daily at the rate per annum (meaning 360 days) equal to two percent (2.0%) plus the reference rate of interest (the "Prime Rate") as announced from time to time by Bank of America National Trust and Savings Association (the "Reference Bank"), until due or declared due, payable on the whole amount of said principal sum remaining from time to time unpaid, together with exchange, commission, charges, collection expenses, and reasonable attorneys' fees. The maximum principal amount of all outstanding Special Advances is limited in accordance with the provisions contained in the Credit Agreement and, at times, is less than Two Million Dollars ($2,000,000).